UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2008

Ford Credit Auto Owner Trust 2008-A
(Issuing Entity)

Ford Credit Auto Receivables Two LLC
(Depositor)

Ford Motor Credit Company LLC
(Sponsor)

Delaware
(State or other jurisdiction of incorporation)

333-143316-03	22-6995252
(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC Suite 2407, 211-044 One American Road Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Owner Trust 2008-A (the “Trust”) of asset backed securities described in the Prospectus Supplement dated January 15, 2008 and the Prospectus dated January 13, 2008, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two LLC (“FCAR Two”) is filing the exhibits listed in Item 9.01(d) below.

Item 9.01. Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of January 1, 2008, between the Trust and The Bank of New York, as Indenture Trustee

Exhibit 4.2	Second Amended and Restated Trust Agreement, dated as of January 1, 2008, between FCAR Two and U.S. Bank Trust National Association, as Owner Trustee

Exhibit 10.1	ISDA Schedule, dated as of January 23, 2008, between the Trust and The Royal Bank of Scotland plc

Exhibit 10.2	ISDA Credit Support Annex, dated as of January 23, 2008, between the Trust and The Royal Bank of Scotland plc

Exhibit 10.3	ISDA Confirm, dated as of January 23, 2008, between the Trust and The Royal Bank of Scotland plc, with respect to the Class A-2 Notes

Exhibit 10.4	ISDA Confirm, dated as of January 23, 2008, between the Trust and The Royal Bank of Scotland plc, with respect to the Class A-3b Notes

Exhibit 99.1	Sale and Servicing Agreement, dated as of January 1, 2008, among Ford Motor Credit Company LLC, as Servicer, The Bank of New York and the Trust

Exhibit 99.2	Purchase Agreement, dated as of January 1, 2008, between Ford Motor Credit Company LLC and FCAR Two

Exhibit 99.3	Administration Agreement, dated as of January 1, 2008, among Ford Motor Credit Company LLC, The Bank of New York and the Trust

Exhibit 99.4	Account Control Agreement, dated as of January 1, 2008, between The Bank of New York and the Trust

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO OWNER TRUST 2008-A
By:	FORD MOTOR CREDIT COMPANY LLC, as Servicer
	By:	/s/ Q. Gwynn Lam
Q. Gwynn Lam
Assistant Secretary

Date: January 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of January 1, 2008, between the Trust and The Bank of New York, as Indenture Trustee

Exhibit 4.2	Second Amended and Restated Trust Agreement, dated as of January 1, 2008, between FCAR Two and U.S. Bank Trust National Association, as Owner Trustee

Exhibit 10.1	ISDA Schedule, dated as of January 23, 2008, between the Trust and The Royal Bank of Scotland plc

Exhibit 10.2	ISDA Credit Support Annex, dated as of January 23, 2008, between the Trust and The Royal Bank of Scotland plc

Exhibit 10.3	ISDA Confirm, dated as of January 23, 2008, between the Trust and The Royal Bank of Scotland plc, with respect to the Class A-2 Notes

Exhibit 10.4	ISDA Confirm, dated as of January 23, 2008, between the Trust and The Royal Bank of Scotland plc, with respect to the Class A-3b Notes

Exhibit 99.1	Sale and Servicing Agreement, dated as of January 1, 2008, among Ford Motor Credit Company LLC, as Servicer, The Bank of New York and the Trust

Exhibit 99.2	Purchase Agreement, dated as of January 1, 2008, between Ford Motor Credit Company LLC and FCAR Two

Exhibit 99.3	Administration Agreement, dated as of January 1, 2008, among Ford Motor Credit Company LLC, The Bank of New York and the Trust

Exhibit 99.4	Account Control Agreement, dated as of January 1, 2008, between The Bank of New York and the Trust